SUPPLEMENT

dated February 6, 2024 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated May 31, 2023, as supplemented for

Yorktown Growth Fund (the “Fund”)

(Class A, Class L and Institutional Class Shares)

On February 5, 2024, the Board of Trustees (the “Board”) of American Pension Investors Trust (the “Trust”) approved an amendment to the investment advisory agreement between the Trust, on behalf of the Fund and Yorktown Management & Research Company, Inc. (the “Adviser”), pursuant to which the Adviser has agreed to reduce the Fund’s advisory fee from 1.00% to 0.90%, effective February 5, 2024.

The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:

The following replaces the fees and expenses table on page 1 of the Prospectus:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds.  More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 74 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees paid directly from your investment)

	Class A AFGGX	Class L APITX	Institutional Class APGRX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A AFGGX	Class L APITX	Institutional Class APGRX
Management Fee	0.90%(2)	0.90%(2)	0.90%(2)
Distribution/Service (12b-1 Fees)	0.00%	1.00%	0.00%
Other Expenses(3)	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.36%	2.36%	1.36%
Fee Waivers and/or Expense Reimbursements(4)	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses(4)	1.00%	2.00%	1.00%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).
(2)	The management fee has been restated to reflect the reduction from 1.00% to 0.90% effective February 5, 2024.
(3)	“Other Expenses” include 0.01% of interest expense.
(4)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Fund’s ratio of total annual operating expenses is limited to 0.99% for Class A Shares, 1.99% for Class L Shares, and 0.99% for Institutional Class Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

The following replaces the expense example on page 2 of the Prospectus:

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (AFGGX) Shares:	$671	$948	$1,244	$2,087

	1 Year	3 Years	5 Years	10 Years
Class L (APITX) Shares:	$203	$702	$1,228	$2,669

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APGRX) Shares:	$102	$395	$710	$1,604

Under “Investment Adviser and Advisory Agreement,” in the chart on page 32 of the Statement of Additional Information, the advisory fee for the Growth Fund should be replaced with 0.90%.

* * * * *

Please retain this supplement with your Prospectus for future reference.